SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 23, 2003

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

Ten Penn Center, 1801 Market Street, Philadelphia, PA	19103-1699
(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press Release dated October 22, 2003.

99.2	Slide presentation given October 23, 2003 during investor teleconference

Item 9. Regulation FD Disclosure

Attached as Exhibit 99.2 to this report, and incorporated herein by reference, is a copy of the slide presentation made during the investor conference call with management, held October 23, 2003, to discuss the Partnership’s announced earnings for the third quarter and nine months ended September 30, 2003.

Item 12. Results of Operations and Financial Condition.

On Thursday, October 22, 2003, Sunoco Logistics Partners L.P. (the “Partnership”) issued a press release announcing financial results for the Partnership’s third quarter and nine months ended September 30, 2003 earnings. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

The information in this report being furnished pursuant to Item 9 and Item 12 of Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filling under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

Statements contained in the exhibits to this report that state the Partnership’s or its management’s expectations or predictions of the future are forward-looking statements. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS LP.
By:	Sunoco Partners LLC, its General Partner

	By:	/s/ SEAN P. McGRATH
Sean P. McGrath
Comptroller
(Principal Accounting Officer)

Date: October 23, 2003

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release dated October 22, 2003

99.2	Slide presentation given October 23, 2003, during investor teleconference